UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2022

ASHLAND GLOBAL HOLDINGS INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	333-211719	81-2587835
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8145 Blazer Drive
Wilmington, Delaware		19808
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 302 995-3000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	ASH	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 24, 2022, the Board of Directors (the “Board”) of Ashland Global Holdings Inc. (“Ashland”) adopted amendments to the By-Laws (the “By-Laws”) of Ashland, effective January 24, 2022, to change the references to "Chairman of the Board" and “chairman of the meeting,” respectively to "Chair of the Board" and “chair of the meeting,” to remove gender-exclusive language.

The foregoing summary does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Bylaws, as amended and restated, which are filed as Exhibit 3.1 hereto and incorporated herein by reference.

In furtherance to the above amendments to the By-Laws, Mr. Guillermo Novo has formally changed his title to Chair of the Board and CEO of Ashland Global Holdings Inc.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the annual meeting (“Annual Meeting”) of stockholders of Ashland Global Holdings Inc. (“Ashland”) held on January 25, 2022, a total of 52,567,726 shares of Ashland’s Common Stock, representing 92% of the shares outstanding and eligible to vote and constituting a quorum, were represented in person or by valid proxies. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are described below.

Proposal 1: All of the nominees for director were elected to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified, by the votes set forth in the table below:

Nominee	For	Abstain	Broker Non-Votes
Brendan M. Cummins	48,213,805	647,090	3,706,830
William G. Dempsey	48,507,126	353,769	3,706,830
Jay V. Ihlenfeld	48,670,124	190,771	3,706,830
Wetteny Joseph	48,651,346	209,549	3,706,830
Susan L. Main	48,770,212	90,683	3,706,830
Guillermo Novo	48,043,794	817,101	3,706,830
Jerome A. Peribere	48,519,308	341,587	3,706,830
Ricky C. Sandler	48,677,052	183,843	3,706,830
Janice J. Teal	47,262,158	1,598,737	3,706,830

Proposal 2: The appointment of Ernst & Young LLP as Ashland’s independent registered public accountants for fiscal 2022 was ratified by the stockholders by the votes set forth in the table below:

For	Against	Abstain
52,284,499	240,821	42,404

Proposal 3: The non-binding advisory resolution approving the compensation paid to Ashland’s named executive officers, as disclosed in Ashland’s Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, was approved by the stockholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
47,547,363	1,205,120	108,441	3,706,830

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
3.1	Bylaws of Ashland Global Holdings Inc. (As Amended and Restated Effective January 24, 2022)
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASHLAND GLOBAL HOLDINGS INC

Date:	January 26, 2022	By:	/s/ Yvonne Winkler von Mohrenfels
Yvonne Winkler von Mohrenfels Senior Vice President, General Counsel and Secretary